               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

      THIS AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (as it may be amended or modified from time to time, the "Security Agreement") is entered into as of May 3, 2005 by and among Dura Automotive Systems, Inc., a Delaware corporation, Dura Operating Corp., a Delaware corporation, Dura Automotive Systems (Canada), Ltd., an Ontario corporation, each of the U.S. Subsidiary Guarantors party hereto and each of the Canadian Subsidiary Guarantors party hereto (each of the foregoing, together with each other Person which may from time to time become a party hereto as a Grantor, individually a "Grantor" and collectively, "Grantors") and Bank of America, N.A., in its capacity as collateral agent (the "Collateral Agent") for the Secured Parties (as defined below).

                              PRELIMINARY STATEMENT

      The Grantors, the other Loan Parties, JPMorgan Chase Bank, N.A., as Administrative Agent, Issuing Bank and Swingline Lender, the Collateral Agent and the Lenders are entering into a Fifth Amended and Restated Credit Agreement dated as of May 3, 2005 (as it may be amended or modified from time to time, the "Credit Agreement"), whereby, among other things, the parties desired to amend and restate their rights and obligations under their existing credit agreement ("Existing Credit Agreement").

      In connection with the Loan Parties' Existing Credit Agreement and pursuant to a series of security agreements, reaffirmations and joinders thereto (the "Existing Security Agreements"), the Loan Parties granted Liens on substantially all of their personal property to secure their obligations under the Existing Credit Agreement.

      The Grantors are entering into this Security Agreement in order to grant a continuing Lien on the Collateral, and to amend and restate and continue the Liens granted under the Existing Security Agreements, in each case in order to secure the Secured Obligations that they have agreed are owing by the Grantors (whether as a Borrower or as a Guarantor) and to induce the Lenders to continue to extend credit to the Borrowers under the Credit Agreement.

      ACCORDINGLY, the Grantors and the Collateral Agent, on behalf of the Secured Parties, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      1.1 Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

      1.2 Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

      1.3 Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

      "Accounts" shall have the meaning set forth in Article 9 of the UCC.

      "Article" means a numbered article of this Security Agreement, unless another document is specifically referenced.

      "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

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      "Borrowing Base Certificate" means the Canadian Borrowing Base Certificate and/or the U.S. Borrowing Base Certificate delivered pursuant to the Credit Agreement.

      "Chattel Paper" shall have the meaning set forth in Article 9 of the UCC.

      "Closing Date" means the date of the Credit Agreement.

      "Collateral" shall have the meaning set forth in Article II.

      "Collateral Access Agreement" means any landlord waiver or other agreement, in form and substance reasonably satisfactory to the Agents, between the Collateral Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any Loan Party for any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, or otherwise modified from time to time.

      "Collateral Deposit Account" shall have the meaning set forth in Section 7.1(a).

      "Collection Account" shall have the meaning set forth in Section 7.1(b).

      "Commercial Tort Claims" means all "commercial tort claims" as defined in
Article 9 of the UCC, including without limitation all commercial tort claims listed on EXHIBIT J hereto (as such schedule may be amended and supplemented from time to time).

      "Control" shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

      "Copyrights" means, with respect to any Person, all of such Person's right, title, and interest in and to the following: (a) all U.S. copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing;
(d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

      "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

      "Deposit Account Control Agreement" means an agreement, in form and substance reasonably satisfactory to the Collateral Agent, among any Grantor, a banking institution holding such Grantor's funds, and the Collateral Agent with respect to collection and control of all deposits and balances held in a deposit account maintained by any Grantor with such banking institution.

      "Deposit Accounts" shall have the meaning set forth in Article 9 of the UCC.

      "Documents" shall have the meaning set forth in Article 9 of the UCC.

      "Equipment" shall have the meaning set forth in Article 9 of the UCC.

      "Event of Default" means an event described in Section 5.1.

      "Excluded Property" shall mean Special Property other than the following:

            (a) the right to receive any payment of money (including, without limitation, Accounts, General Intangibles and Payment Intangibles) or any other rights referred to in Sections 9-406(f), 9-407(a) or 9-408(a) of the UCC; and

            (b) any Proceeds, substitutions or replacements of any Special Property (unless such Proceeds, substitutions or replacements would constitute Special Property).

      "Exhibit" refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

      "Fixtures" shall have the meaning set forth in Article 9 of the UCC.

      "General Intangibles" shall have the meaning set forth in Article 9 of the UCC.

      "Goods" shall have the meaning set forth in Article 9 of the UCC.

      "Instruments" shall have the meaning set forth in Article 9 of the UCC.

      "Inventory" shall have the meaning set forth in Article 9 of the UCC.

      "Investment Property" shall have the meaning set forth in Article 9 of the UCC.

      "Lenders" means the lenders party to the Credit Agreement and their successors and assigns.

      "Letter-of-Credit Rights" shall have the meaning set forth in Article 9 of the UCC.

      "Licenses" means, with respect to any Person, all of such Person's right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

      "Lock Boxes" shall have the meaning set forth in Section 7.1(a).

      "Lock Box Agreements" shall have the meaning set forth in Section 7.1(a).

      "Non-Pledged Foreign Interest" shall have the meaning ascribed to such term in Article II.

      "Patents" means, with respect to any Person, all of such Person's right, title, and interest in and to: (a) any and all U.S. patents and patent applications; (b) all inventions and improvements described and claimed therein;
(c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; and (e) all rights to sue for past, present, and future infringements thereof.

      "Pledged Collateral" means all Instruments, Securities and other Investment Property of the Grantors (other than Excluded Property and Non-Pledged Foreign Interest), whether or not physically delivered to the Collateral Agent pursuant to this Security Agreement.

      "Pledged ULC Share Issuer" means Dura Automotive Canada ULC.

      "Pledged ULC Shares" means any shares of capital stock of the Pledged ULC Share Issuer being pledged hereunder.

      "Receivables" means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

      "Section" means a numbered section of this Security Agreement, unless another document is specifically referenced.

      "Secured Parties" means the Agents, the Lenders, their respective Affiliates, and each of their permitted successors and assigns.

      "Security" has the meaning set forth in Article 8 of the UCC.

      "Special Property" shall mean:

            (a) any permit, lease or license, or the assets (owned by a Person other than a Loan Party) relating thereto or covered thereby, held by any Grantor that validly prohibits the creation by such Grantor of a security interest therein or thereon;

            (b) any permit, lease or license, or the assets (owned by a Person other than a Loan Party) relating thereto or covered thereby, held by any Grantor to the extent that any Requirement of Law applicable thereto prohibits the creation of a security interest therein or thereon;

            (c) Equipment owned by any Grantor on the date hereof or hereafter acquired that is subject to a Lien securing purchase money Indebtedness incurred in connection with the purchase of any Equipment or Capital Lease Obligation permitted to be incurred pursuant to the provisions of the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money Indebtedness incurred in connection with the purchase of any Equipment or Capital Lease Obligation) validly prohibits the creation of any other Lien on such Equipment;

            (d) Any intellectual property Collateral, including without limitation, intent-to-use trademark applications, for which the creation by a Grantor of a security interest therein is prohibited without the consent of third party, by Requirement of Law, or would otherwise result in the loss by any Loan Party of any material rights therein;

            (e) Equity Interests in Dura Automotive Systems Capital Trust which, pursuant to either Requirements of Law, the organizational documents governing such trust or any other agreement binding upon such trust, do not permit the assignment of any interest in such trust; and

            (f) Equity Interests held by any Grantor in Shanghai Atwood Electric Co., Ltd. which, pursuant to either Requirements of Law or the organizational documents governing such joint venture, do not permit the assignment of such Grantor's interests.

      provided, however, that in each case described in clauses (a), (b), (c),
(d), (e) and (f) of this definition, such property shall constitute "Special Property" only to the extent and for so long as such permit, lease, license, contract or other agreement or Requirement of Law applicable thereto, validly prohibits the creation of a Lien on such property in favor of the Collateral Agent and, upon the termination of such prohibition (howsoever occurring), such property shall cease to constitute "Special Property."

      "Stock Rights" means all dividends, cash, instruments or other distributions and any other right or property including any proceeds thereof which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting

Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest.

      "Supporting Obligations" shall have the meaning set forth in Article 9 of the UCC.

      "Trademarks" means, with respect to any Person, all of such Person's right, title, and interest in and to the following: (a) all U.S. trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

      "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Collateral Agent's or any Secured Party's Lien on any Collateral.

      "ULC" means an unlimited company (also known as an "unlimited liability company") existing under the laws of the province of Nova Scotia.

      The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II
                           GRANT OF SECURITY INTEREST

      Each Grantor hereby pledges, assigns (other than with respect to the Pledged ULC Shares) and grants to the Collateral Agent, on behalf of and for the benefit of the Secured Parties, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the "Collateral"), including:

            (i)    all Accounts;

            (ii)   all Chattel Paper;

            (iii)  all Documents;

            (iv)   all Equipment;

            (v)    all Fixtures;

            (vi) all General Intangibles, Patents, Trademarks and Copyrights and all Licenses;

            (vii)  all Goods;

            (viii) all Instruments;

            (ix)   all Equity Interests and other Securities;

            (x)    all Inventory;

            (xi)   all Investment Property;

            (xii)  all cash or cash equivalents;

            (xiii) all letters of credit, Letter-of-Credit Rights and Supporting
                   Obligations;

            (xiv) all Deposit Accounts with any bank or other financial institution;

            (xv)   all Commercial Tort Claims listed on EXHIBIT J hereto;

            (xvi) and all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Secured Obligations (specifically including, without limitation, each Grantor's obligations arising under Article X of the Credit Agreement). Notwithstanding the foregoing, (i) the Collateral of the Canadian Borrower and the Canadian Subsidiary Guarantors (and the pledges and security interests granted hereunder by the Canadian Borrower and the Canadian Subsidiary Guarantors) shall secure the prompt and complete payment and performance of the Secured Obligations solely to the extent constituting Canadian Obligations and (ii) with respect to each Grantor's pledge of the outstanding securities held by it of any first-tier Foreign Subsidiary, such pledge to the Collateral Agent will be limited to 65% of the outstanding voting securities of such Foreign Subsidiary (the remaining 35% of such voting securities is referred to herein as the "Non-Pledged Foreign Interest").

      Notwithstanding anything to the contrary contained in clauses (i) through
(xvi) above, the security interest created by this Agreement shall not extend to, and the terms "Pledged Collateral" and "Collateral" shall not include, any Excluded Property and any Non-Pledged Foreign Interest and (i) the Grantors shall from time to time at the reasonable request of the Collateral Agent give written notice to the Collateral Agent identifying in reasonable detail the Special Property (and stating in such notice that such Special Property constitutes "Excluded Property") and shall provide to the Collateral Agent such other information regarding the Special Property as the Collateral Agent may reasonably request and (ii) from and after the date hereof, no Grantor shall permit to become effective in any document creating, governing or providing for any permit, lease or license, a provision that would prohibit the creation of a Lien on such permit, lease or license in favor of the Collateral Agent unless such Grantor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      Each Grantor represents and warrants that:

      3.1 Title, Perfection and Priority. Each Grantor has good and valid rights in or the power to pledge, collaterally assign, deliver, deposit, and transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Permitted Liens, and has full power and authority to grant to the Collateral Agent the security interest in such Collateral pursuant hereto. When financing statements have been filed in the appropriate offices against the applicable Grantors in the locations listed on EXHIBIT H, the Collateral Agent will have a fully perfected first priority security interest in that Collateral in which a security interest may be perfected by filing, subject only to Permitted Liens.

      3.2 Type and Jurisdiction of Organization, Organizational and Identification Numbers. As of the date hereof, each Grantor's type of entity, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on EXHIBIT A (such Exhibit shall be displayed on a Grantor by Grantor basis).

      3.3 Principal Location. As of the date hereof, each Grantor's mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business) is disclosed in EXHIBIT A, as applicable; the Grantors have no other places of business except those set forth in EXHIBIT A.

      3.4 Collateral Locations. As of the date hereof, all of Grantors' locations where Collateral is located are listed on EXHIBIT A. All of said locations are owned by the Grantors except for locations (i) which are leased by the Grantors as lessee and designated in Part VII(b) of EXHIBIT A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VII(c) of EXHIBIT A.

      3.5 Deposit Accounts. As of the date hereof, all of the Deposit Accounts of each Grantor are listed on EXHIBIT B.

      3.6 Exact Names. Each Grantor's name in which it has executed this Security Agreement is the exact name as it appears in such Grantor's organizational documents, as amended, as filed with such Grantor's jurisdiction of organization. The Grantors have not, during the past year, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition, other than as listed on EXHIBIT A.

      3.7 Letter-of-Credit Rights and Chattel Paper. As of the date hereof, EXHIBIT C lists all Letter-of-Credit Rights and Chattel Paper of each of the Grantors having an individual fair market value in an amount in excess of $250,000. All action by each Grantor reasonably necessary to protect and perfect the Collateral Agent's Lien on each item listed on EXHIBIT C (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has been duly taken. The Collateral Agent will have a fully perfected first priority security interest in the Collateral listed on EXHIBIT C, subject only to Permitted Liens.

      3.8 Accounts and Chattel Paper.

            (a) The names of the obligors, amounts owing, due dates and other information with respect to the Accounts and Chattel Paper are and will be correctly stated in all material respects in all records of each Grantor relating thereto and in all invoices and Borrowing Base Certificates as of the date of such Borrowing Base Certificates with respect thereto furnished to the Collateral Agent by each Grantor in accordance with the terms of the Loan Documents. As of the time when each Account or each item of Chattel Paper, in each case constituting Collateral, arises, each Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records of such Grantor relating thereto, are genuine and in all material respects what they purport to be.

            (b) With respect to Accounts scheduled or listed on the most recent Borrowing Base Certificates as of the date of such Borrowing Base Certificates,
(i) all Accounts are Canadian Eligible Accounts or Eligible U.S. Accounts, as applicable; (ii) all Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of each Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (iii) there are no setoffs, claims or disputes existing or asserted with respect thereto and the Grantors have not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by a Grantor in the ordinary course of its business; (iv) to the knowledge of any Financial Officer or other senior officer of any Grantor, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on each Grantor's books and records and any invoices, statements and Borrowing Base Certificates with respect thereto; (v) the Grantors have not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which could reasonably be expected to result in any material adverse change in such Account Debtor's financial condition; and (vi) the Grantors have no knowledge that any Account Debtor is unable generally to pay its debts as they become due.

      3.9 Inventory. With respect to any Inventory scheduled or listed on the most recent Borrowing Base Certificates as of the date of such Borrowing Base Certificates, (a) such Inventory (other than Inventory in transit or out for repairs) is located at one of the Grantor's locations set forth on EXHIBIT A, as applicable, (b) no Inventory (other than Inventory in transit) is now, or shall at any time or times hereafter be stored at any other location except as permitted by Section 4.1(g), (c) the Grantors have good title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to the Collateral Agent, for the benefit of the Collateral Agent and Secured Parties, and except for Permitted Liens, (d) except as specifically disclosed in the most recent Borrowing Base Certificate, such Inventory is Eligible Inventory of good and merchantable quality, free from any defects, (e) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or, except royalties incurred pursuant to the sale of such Inventory under the current license agreement, the payment of any monies to any third party upon such sale or other disposition, (f) such Inventory has been produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder and (g) the completion of manufacture in accordance with the applicable purchase order specifications, sale or other disposition of such Inventory by the Collateral Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject.

      3.10 Intellectual Property. As of the date hereof, the Grantors do not have any interest in, or title to, any Patent, Trademark or Copyright materially necessary for operation of the business, except as set forth in EXHIBIT D. This Security Agreement is effective to create a valid and continuing Lien and, upon filing of appropriate financing statements in the offices listed on EXHIBIT H and this Security Agreement with the United States Copyright Office and the United States Patent and Trademark Office, fully perfected first priority security interests in favor of the Collateral Agent on each Grantor's Patents, Trademarks and Copyrights, except as set forth on EXHIBIT D, subject to Section 4.7(c). Such perfected security interests are enforceable as such as against any and all creditors of and purchasers from the Grantors; and all action necessary to protect and perfect the Collateral Agent's Lien on each Grantor's Patents, Trademarks or Copyrights shall have been duly taken.

      3.11 Filing Requirements. As of the date hereof, none of the Equipment is covered by any certificate of title, except for vehicles having an aggregate fair market value greater than $500,000, described in Part I of EXHIBIT E. As of the date hereof, none of the Collateral is of a type for which security interests or liens may be perfected by filing under any federal statute except for (a) the vehicles or aircrafts described in Part II of EXHIBIT E and (b) Patents, Trademarks and Copyrights held by the Grantors and described in EXHIBIT
D. The legal description, county and street address of each property on which any Fixtures are located is set forth in EXHIBIT F together with the name and address of the record owner of each such property.

      3.12 No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming any of the Grantors as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Collateral Agent on behalf of the Secured Parties as the secured party and (b) as permitted in connection with Permitted Liens.

      3.13 Pledged Collateral.

            (a) As of the date hereof, EXHIBIT G sets forth a complete and accurate list of all of the Pledged Collateral. Each Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on EXHIBIT G as being owned by it, free and clear of any Liens, except for Permitted Liens. Each Grantor further represents and warrants that (i) all Pledged Collateral constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and (except in the case of Pledged ULC Shares) non-assessable, (ii) with respect to any certificates delivered to the Collateral Agent representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, the Grantors have so informed the Collateral Agent so that the Collateral Agent may take steps to perfect its security interest therein as a General Intangible, (iii) all Pledged Collateral held by a securities intermediary is covered by a control agreement among the applicable Grantor, the securities intermediary and the Collateral Agent pursuant to which the Collateral Agent has Control and (iv) all Pledged Collateral which represents Indebtedness having an individual fair market value in excess of $1,000,000 owed to any Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer and, to such Grantor's knowledge as of the date hereof, such issuer is not in default thereunder.

            (b) In addition, (i) none of the Pledged Collateral (constituting Equity Interests of Parent's Subsidiaries) has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) there are existing no options, warrants, calls or commitments of any character whatsoever relating to the Pledged Collateral (constituting Equity Interests of Parent's Subsidiaries) or which obligate the issuer (that is a Subsidiary of Parent) of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by any Grantor of the Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by any Grantor, or for the exercise by the Collateral Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except (i) as may be required in connection with such disposition by laws affecting the offering and sale of securities generally, (ii) consents, approvals, authorizations or other actions already taken, (iii) with respect to the Pledged ULC Shares and (iv) that the (x) limited partnership agreements governing the equity interests in Canadian limited partnerships forming part of Pledged Collateral and/or (y) the articles of association governing the Pledged ULC Shares may be subject to restrictions on transfer to non-residents of Canada.

            (c) Except as set forth in EXHIBIT G, the Grantors own 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral as of the date hereof.

                                   ARTICLE IV
                                    COVENANTS

      From the date of this Security Agreement, and thereafter until this Security Agreement is terminated pursuant to Section 8.14 hereof, each Grantor agrees that:

      4.1 General.

            (a) Collateral Records. Each Grantor will maintain books and records with respect to the Collateral which are complete and accurate in all material respects, and furnish to the Agents, with sufficient copies for each of the Lenders, such reports relating to the Collateral as either Agent shall from time to time reasonably request.

            (b) Authorization to File Financing Statements; Ratification. Each Grantor hereby authorizes either Agent to file, and if requested will deliver to the Collateral Agent, all financing statements and other documents and take such other actions as may from time to time be requested by the Collateral Agent in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral, except as otherwise provided hereunder. Any financing statement filed by the Collateral Agent may be filed in any filing office in any applicable UCC jurisdiction and may (i) indicate the Collateral
(1) as all assets of the Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether any Grantor is an organization, the type of organization and any organization identification number issued to any Grantor, and (B) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor also agrees to furnish any such information to Agents promptly upon request. Each Grantor also ratifies its authorization for the Collateral Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

            (c) Further Assurances. Each Grantor will, if so reasonably requested by an Agent, furnish to the Agents, as often as an Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports and information in connection with the Collateral as such Agent may reasonably request, all in such reasonable detail as such Agent may specify. Each Grantor also agrees to take any and all commercially reasonable actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted hereunder.

            (d) Other Financing Statements. No Grantor will authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except as permitted pursuant to the Credit Agreement. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Collateral Agent, subject to each Grantor's rights under Section 9-509(d)(2) of the UCC.

            (e) Locations. Subject to the following sentence, no Grantor will
(i) maintain any Collateral (other than Collateral in transit or out for repairs) that has an aggregate fair market value in excess of $5,000,000 at any location other than those locations listed on EXHIBIT A, (ii) otherwise change, or add to, such locations, or (iii) change its principal place of business or chief executive office from the location identified on EXHIBIT A. Such Grantor will give the Agents at least (A) thirty (30) days prior written notice of any change in such Grantor's chief place of business and (B) ten (10) Business Days prior written notice of any new location of business or any new location for any of its Collateral except for locations where the Collateral stored or warehoused at all such new locations has an aggregate fair market value not exceeding $5,000,000. With respect to any new location (i) where the Collateral stored or warehoused at such location has an aggregate fair market value in excess of $5,000,000 and (ii) which is located within the continental United States or Canada, such Grantor will execute such documents and take such actions as the Agents deem necessary to perfect and protect the Liens granted under the Collateral Documents and will use commercially reasonable efforts to obtain a Collateral Access Agreements for each such location.

      4.2 Receivables.

            (a) Certain Agreements on Receivables. Except as otherwise permitted in the Credit Agreement, no Grantor will make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence and during the continuation of an Event of Default, the Grantors may reduce the amount of Accounts arising from the sale of Inventory in the ordinary course of business.

            (b) Collection of Receivables. Except as otherwise permitted in this Security Agreement, each Grantor will use commercially reasonable efforts to collect and enforce, at such Grantor's sole expense, all amounts due or hereafter due to any Grantor under the Receivables.

            (c) Delivery of Invoices. Each Grantor will deliver to the Collateral Agent promptly upon its request after the occurrence and during the continuation of an Event of Default duplicate invoices with respect to each Account bearing such language of assignment as the Agents shall specify.

            (d) Disclosure of Counterclaims on Receivables. If (i) any discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on a Receivable exists or (ii) if, to the knowledge of any Financial Officer or any other senior office of any Grantor, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to a Receivable, such Grantor will disclose such fact to the Agents in the next Borrowing Base Certificate delivered to the Agents.

            (e) Electronic Chattel Paper. Each Grantor shall take all steps necessary to grant the Collateral Agent Control of all electronic chattel paper having an individual fair market value in an amount in excess of $500,000, in accordance with the UCC and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

      4.3 Inventory and Equipment.

            (a) Maintenance of Goods. Except as otherwise set forth in the Credit Agreement, each Grantor will do all things necessary to maintain, preserve, protect and keep the Inventory and the Equipment in good repair and working and saleable condition, except for damaged or defective goods arising in the ordinary course of any Grantor's business and except for ordinary wear and tear, casualty and condemnation in respect of the Equipment.

            (b) Inventory Count; Perpetual Inventory System. Subject to the terms of the Credit Agreement, each Grantor will conduct a physical count or a periodic cycle count of the Inventory at least once per Fiscal Year, and after and during the continuation of an Event of Default, at such other times as the Collateral Agent requests. The Grantors, at their own expense, shall deliver to the Agents the results of each physical verification, which the Grantors have made, or has caused any other Person to make on their behalf, of all or any portion of their Inventory. The Grantors will maintain a perpetual inventory reporting system at all times.

            (c) Equipment. The Grantors shall not permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Collateral Agent does not have a Lien.

            (d) Titled Vehicles. Except with respect to vehicles having an aggregate fair market value less than $500,000, the Grantors will deliver to the Collateral Agent, upon reasonable request, the original of any vehicle title certificate and provide and/or file all other documents or instruments necessary to have the Lien of the Collateral Agent noted on any such certificate or with the appropriate state office.

      4.4 Delivery of Instruments, Securities, Chattel Paper and Documents. Each Grantor will (a) deliver to the Collateral Agent promptly upon execution of this Security Agreement the originals of all Chattel Paper having an individual fair market value in excess of $250,000, Securities and Instruments constituting Collateral (if any then exist), (b) hold in trust for the Collateral Agent upon receipt and promptly thereafter deliver to the Collateral Agent any Chattel Paper having an individual fair market value in excess of $250,000, Securities and Instruments constituting Collateral from time to time acquired by any Grantor, (c) upon either Agent's reasonable request, deliver to the Collateral Agent (and thereafter hold in trust for the Collateral

Agent upon receipt and immediately deliver to the Collateral Agent) any negotiable Document evidencing or constituting Collateral and (d) upon either Agent's reasonable request, deliver to the Collateral Agent a duly executed amendment to this Security Agreement, in the form of Exhibit I hereto (the "Amendment"), pursuant to which such Grantor will pledge such additional Collateral. All Pledged Shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Collateral Agent. The Grantors hereby authorize the Collateral Agent to attach each Amendment to this Security Agreement and agree that all additional Collateral set forth in such Amendments shall be considered to be part of the Collateral.

      4.5 Uncertificated Pledged Collateral.

            (a) Each Grantor will permit the Collateral Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Collateral Agent granted pursuant to this Security Agreement. Each Grantor will take any actions reasonably necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any Pledged Collateral, to cause the Collateral Agent to have and retain Control over such Pledged Collateral. Without limiting the foregoing, each Grantor will, with respect to Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a control agreement with the Collateral Agent, in form and substance reasonably satisfactory to the Agents, giving the Collateral Agent Control.

            (b) Each Grantor hereby represents and warrants that the Equity Interests in a partnership and/or limited liability company (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) are not "investment company securities" (as defined in Section 8-103(b) of the Uniform Commercial Code) and (iii) do not provide, in the related membership or partnership agreement, certificates, if any, representing such Equity Interests in a partnership and/or limited liability company or otherwise, that they are securities governed by the Uniform Commercial Code of any jurisdiction.

            (c) Each Grantor hereby covenants and agrees that, without the prior express written consent of the Collateral Agent, it will not agree to any election by any partnership or limited liability company to treat the Equity Interests in a partnership and/or limited liability company as securities governed by the Uniform Commercial Code of any jurisdiction and in any event will promptly notify the Collateral Agent in writing if the representation set forth in Section 4.5(b) hereof becomes untrue for any reason and, in such event, take such action as the Collateral Agent may request in order to establish the Collateral Agent's "control" (within the meaning of Section 8-106 of the Uniform Commercial Code) over such Equity Interests in a partnership and/or limited liability company.

      4.6 Pledged Collateral.

            (a) Changes in Capital Structure of Issuers. Except as permitted under the Credit Agreement, no Grantor will (i) permit or suffer any issuer (that is a Subsidiary of Parent) of an Equity Interest constituting Pledged Collateral to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Permitted Liens and sales of assets permitted pursuant to Section 6.03 of the Credit Agreement) or merge or consolidate with any other entity, or (ii) vote any Pledged Collateral in favor of any of the foregoing. Each Grantor shall cause the issuer (that is a Subsidiary of Parent) of any Equity Interests to make all necessary amendments and modifications to such issuer's organizational documentation in order to permit the Collateral Agent to exercise its remedies hereunder and under the Credit Agreement (including, without limitation, in order to allow such Collateral Agent and its permitted successors and assigns to become members or partners, as applicable, of such issuer with the same voting and other rights and benefits as the Grantor had with respect to such Grantor's Equity Interests in such issuer).

            (b) Issuance of Additional Securities. Except as permitted under the Credit Agreement, no Grantor will permit or suffer the issuer of an Equity Interest constituting Pledged Collateral to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to the Grantor. Any such issuances permitted under the Credit Agreement shall promptly be pledged in accordance with the terms of this Security Agreement.

            (c) Registration of Pledged Collateral. Upon the occurrence and during the continuation of an Event of Default, the Grantors will permit any registerable Pledged Collateral to be registered in the name of the Collateral Agent or its nominee, provided that, in no case shall the Pledged ULC Shares be registered in the name of the Collateral Agent other than upon 10 days' written notice from the Administrative Agent to the Grantor, as applicable (which notice has not been rescinded during such 10-day period).

            (d) Exercise of Rights in Pledged Collateral.

                  (i) Without in any way limiting the foregoing and subject to clause (ii) below, the Grantors shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Collateral Agent in respect of the Pledged Collateral.

                  (ii) Each Grantor will permit the Collateral Agent or its nominee at any time after the occurrence and during the continuation of an Event of Default, without notice, to exercise all voting rights or other rights relating to Pledged Collateral (other than Pledged ULC Shares), including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting Pledged Collateral (other than Pledged ULC Shares) as if it were the absolute owner thereof.

                  (iii) Each Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral (other than Pledged ULC Shares) to the extent not in violation of the Credit Agreement and except as otherwise provided under the Credit Agreement and the other Loan Documents.

      4.7 Intellectual Property.

            (a) The Grantors will use their commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or benefit of the Collateral Agent of any License held by any Grantor and to enforce the security interests granted hereunder.

            (b) Each Grantor shall notify the Agents immediately if it knows or has reason to know that any application or registration relating to any material Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated (except to the extent not prohibited pursuant to the Credit Agreement), or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding the Grantor's ownership of any material Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

            (c) Each Grantor shall notify the Agents within ten Business Days of the beginning of each fiscal quarter commencing with the fiscal quarter beginning on or about July 1, 2005, if such Grantor, either directly or through any agent, employee, licensee or designee, has filed an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency during the preceding fiscal quarter, and, upon request of either Agent, each Grantor shall execute and deliver any and all security agreements as either Agent may request to evidence the Collateral Agent's first priority security interest on such Patent, Trademark or Copyright, and the General Intangibles of each Grantor relating thereto or represented thereby.

            (d) Each Grantor, in its commercially reasonable business judgment, shall take all actions reasonably necessary to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings unless the applicable Grantor shall determine, in its commercially reasonable business judgment, that such Patent, Trademark or Copyright is not material to the conduct of such Grantor's business.

            (e) Each Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is not material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and that such Grantor shall take such other actions as the Agents shall deem reasonably appropriate under the circumstances to protect such Patent, Trademark or Copyright. In the event that any Grantor institutes suit because any of the Patents, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, the Grantor shall comply with Section 4.8.

      4.8 Commercial Tort Claims. Each Grantor shall promptly, and in any event within five (5) Business Days after a Financial Officer or other senior officer becomes aware that the same is acquired by it, notify the Agents of any commercial tort claim (as defined in the UCC) having an individual fair market value in an amount in excess of $1,000,000, acquired by it and, unless the Collateral Agent otherwise consents, the applicable Grantor shall enter into an amendment to this Security Agreement, in the form of Exhibit I hereto, granting to Collateral Agent a first priority security interest in such commercial tort claim subject to Permitted Liens.

      4.9 Letter-of-Credit Rights. If any Grantor is or becomes the beneficiary of a letter of credit having an individual fair market value in an amount in excess of $250,000, the applicable Grantor shall promptly, and in any event within five (5) Business Days after becoming a beneficiary, notify the Agents thereof and use commercially reasonable efforts to cause the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to the Collateral Agent and (ii) agree to direct all payments thereunder to a Deposit Account at the Collateral Agent or subject to a Deposit Account Control Agreement for application to the

Secured Obligations, in accordance with Section 2.19 of the Credit Agreement, all in form and substance reasonably satisfactory to the Agents.

      4.10 Federal, State or Municipal Claims. Each Grantor will promptly notify the Agents of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof having an individual fair market value in excess of $2,000,000, the assignment of which claim is restricted by federal, state or municipal law.

      4.11 No Interference. Each Grantor agrees that it will not interfere with any right, power and remedy of the Collateral Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Collateral Agent of any one or more of such rights, powers or remedies, in each case to the extent such rights, powers or remedies are exercised in accordance with the Loan Documents.

      4.12 Insurance. All insurance policies required under Section 5.09 of the Credit Agreement shall name the Collateral Agent (for the benefit of the Collateral Agent and the Secured Parties) as an additional insured or as loss payee, as applicable, and shall contain loss payable clauses or mortgagee clauses, through endorsements in form and substance reasonably satisfactory to the Agents, which provide that: (i) subject to the terms of the Credit Agreement, all proceeds thereunder with respect to any Collateral shall be payable to the Collateral Agent; (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and loss payable or mortgagee clauses may be canceled, amended, or terminated only upon at least thirty days prior written notice given to the Collateral Agent.

      4.13 Collateral Access Agreements. Each Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement, from the lessor of each leased property, mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where the aggregate value of the Collateral stored or located exceeds $5,000,000, which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, mortgagee, bailee or consignee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to the Agents. With respect to any locations or warehouse space leased as of the Closing Date and thereafter, if the Collateral Agent has not received a Collateral Access Agreement as of the Effective Date (or, if later, as of the date such location is acquired or leased), the applicable Grantor's Eligible U.S. Inventory and Canadian Eligible Inventory at that location shall be subject to such Reserves as may be established by the Administrative Agent in its Permitted Discretion. After the Closing Date, no real property or warehouse space shall be leased by any Grantor and no Inventory shall be shipped to a processor or converter under arrangements established after the Closing Date, unless and until either a reasonably satisfactory Collateral Access Agreement shall first have been obtained with respect to such location or Borrower's Eligible U.S. Inventory or Canadian Eligible Inventory, as applicable, at that location shall be subject to the establishment of Reserves acceptable to the Collateral Agent in its Permitted Discretion.

      4.14 [Intentionally Omitted].

      4.15 Change of Name or Location; Change of Fiscal Year. Each Grantor agrees that it shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored (other than Collateral in transit or out for repairs), except as permitted under
Section 4.1(e), or the location of its records concerning the Collateral as set forth in the Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless the Agents shall have received at least thirty (30) days prior written notice of such change and either (1) the Administrative Agent shall have acknowledged in writing that such change will not adversely affect the validity, perfection or priority of the Collateral Agent's security interest in the Collateral, or (2) any reasonable action requested by the Agents in connection therewith has been completed or taken or shall be completed contemporaneously with such action (including any action to continue the perfection of any Liens in favor of the Collateral Agent, on behalf of Secured Parties, in any Collateral).

                                    ARTICLE V
                         EVENTS OF DEFAULT AND REMEDIES

      5.1 Events of Default. The occurrence of any "Event of Default" as defined in the Credit Agreement shall constitute an Event of Default hereunder.

      5.2 Remedies.

            (a) Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may exercise any or all of the following rights and remedies (i) in respect of any Collateral other than Pledged ULC Shares or
(ii) in respect of any Collateral constituting Pledge ULC Shares insofar as (x) neither the existence nor the exercise of such right or remedy would result in the Agent being deemed to be a "member" of the issuer of the Pledged ULC Shares or (y) upon the exercise of such right or remedy and following notice as provided for in Section 4.4, the Agent or its nominee becomes the registered holder of Pledged ULC Shares:

                  (i) those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; PROVIDED THAT, this
Section 5.2(a) shall not be understood to limit any rights available to the Agents prior to an Event of Default;

                  (ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank's right of setoff (except with respect to trust assets held in a trust account) or bankers' lien) when a debtor is in default under a security agreement;

                  (iii) give notice of sole control or any other instruction under any Deposit Account Control Agreement or any other control agreement with any securities intermediary and take any action therein with respect to such Collateral, provided, however, that in the event and at such time that such Events of Default are waived, the Collateral Agent agrees to promptly inform any relevant third party and withdraw such notice of sole control;

                  (iv) without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at the applicable Grantor's premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Collateral Agent may deem commercially reasonable; and

                  (v) concurrently with written notice to any Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Collateral Agent was the outright owner thereof.

            (b) The Collateral Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

            (c) The Collateral Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Collateral Agent and the Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantors hereby expressly release.

            (d) Until the Collateral Agent is able to effect a sale, lease, or other disposition of Collateral, the Collateral Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value, while using commercially reasonable care, or for any other purpose deemed appropriate by the Collateral Agent. The Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Collateral Agent's remedies (for the benefit of the Collateral Agent and Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

            (e) If, after the Credit Agreement has terminated by its terms and all of the Secured Obligations have been paid in full, there remain Swap Obligations outstanding, the Required Secured Parties may exercise the remedies provided in this Section 5.2 upon the occurrence of any event which would allow or require the termination or acceleration of any Swap Obligations pursuant to the terms of the Swap Agreement.

            (f) Notwithstanding the foregoing, neither the Collateral Agent nor the Secured Parties shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof,
(ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

            (g) The Grantors recognize that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. The Grantors also acknowledge that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933 (the "Act"), as amended, or under applicable state securities laws, even if the Grantor and the issuer would agree to do so. Without limiting the generality of the foregoing the Collateral Agent, in its discretion, (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under the Act (or similar statute), (y) may approach and negotiate with a single purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 5.2(g), if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 5.2(g), then the Collateral Agent shall not be required to effect such registration or cause the same to be effected but, in Collateral Agent's discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

                  (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

                  (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

                  (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about the entities comprising such Pledged Collateral and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

                  (iv) as to such other matters as the Collateral Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

      5.3 Grantors' Obligations Upon Default. Upon the request of the Collateral Agent after the occurrence and during the continuation of an Event of Default, each Grantor will:

            (a) assemble and make available to the Collateral Agent the Collateral and all books and records relating thereto at any place or places specified by the Collateral Agent, whether at each Grantor's premises or elsewhere;

            (b) pursuant to Section 5.06 of the Credit Agreement, permit the Collateral Agent, by the Collateral Agent's representatives and agents, to enter, occupy and use any premises (during normal business hours) where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay any Grantor for such use and occupancy;

            (c) take, or cause an issuer (that is a Subsidiary of Parent) of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Collateral Agent to consummate a public sale or other disposition of the Pledged Collateral; and

            (d) at its own expense, cause the independent certified public accountants then engaged by any Grantor or any other party reasonably acceptable to Administrative Agent to prepare and deliver to the Collateral Agent and each Secured Party, at any time, and from time to time, promptly upon the Collateral Agent's request, the following reports with respect to any Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

      5.4 Grant of Intellectual Property License. For the sole purpose of enabling the Collateral Agent to exercise the rights and remedies under this
Article V and only at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any of the Grantors) to use, license or sublicense any intellectual property rights now owned or hereafter acquired by any of the Grantors, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Collateral Agent may sell any of the Inventory of any Grantor directly to any person, including without limitation persons who have previously purchased the Grantors' Inventory from the Grantors and in connection with any such sale or other enforcement of the Collateral Agent's rights under this Security

Agreement, may sell Inventory which bears any Trademark owned by or licensed to any of the Grantors and any Inventory that is covered by any Copyright owned by or licensed to any of the Grantors and the Collateral Agent may finish any work in process and affix any Trademark owned by or licensed to any of the Grantors and sell such Inventory as provided herein.

                                   ARTICLE VI
                  ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

      6.1 Account Verification. Upon the occurrence and during the continuation of an Event of Default, either Agent may at any time, in such Agent's own name, in the name of a nominee of such Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of the Grantors, parties to contracts with the Grantors and obligors in respect of Instruments of the Grantors to verify with such Persons, to such Agent's reasonable satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables.

      6.2 Authorization for Secured Party to Take Certain Action.

            (a) Each Grantor irrevocably authorizes the Collateral Agent at any time and from time to time in the sole discretion of the Collateral Agent and appoints the Collateral Agent as its attorney in fact (i) to execute on behalf of the Grantor as debtor and to file financing statements necessary in the Collateral Agent's sole discretion to perfect and to maintain the perfection and priority of the Collateral Agent's security interest in the Collateral, (ii) following the occurrence and during the continuation of an Event of Default, to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Collateral Agent in its sole discretion deems necessary to perfect and to maintain the perfection and priority of the Collateral Agent's security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary to give the Collateral Agent Control over such Pledged Collateral (other than Excluded Property); provided that Collateral Agent agrees to consult with the applicable Grantor prior to contacting such issuer if (a) no Event of Default has occurred and is continuing and (b) such issuer is not a Subsidiary of Parent, (v) to apply the proceeds of any Collateral received by the Collateral Agent to the Secured Obligations as provided in Section 7.3, (vi) following the occurrence and during the continuation of an Event of Default and as otherwise permitted under the Credit Agreement, to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (vii) following the occurrence and during the continuation of an Event of Default, to contact Account Debtors for any reason, (viii) following the occurrence and during the continuation of an Event of Default, to demand payment or enforce payment of the Receivables in the name of the Collateral Agent or the Grantor, (ix) to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (x) following the occurrence and during the continuation of an Event of Default, to sign the Grantor's name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Grantor, assignments and verifications of Receivables, (xi) following the occurrence and during the continuation of an Event of Default, to exercise all of the Grantor's rights and remedies with respect to the collection of the Receivables and any other Collateral, (xii) following the occurrence and during the continuation of an Event of Default, to settle, adjust, compromise, extend or renew the Receivables, (xiii) following the occurrence and during the continuation of an Event of Default, to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xiv) following the occurrence and during the continuation of an Event of Default, to prepare, file and sign the Grantor's name on a proof of claim in bankruptcy or similar document against any Account Debtor of the Grantor, (xv) following the occurrence and during the continuation of an Event of Default, to prepare, file and sign the Grantor's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xvi) following the occurrence and during the continuation of an Event of Default, to change the address for delivery of mail addressed to the

Grantor to such address as the Collateral Agent may designate and to receive, open and dispose of all mail addressed to the Grantor, and (xvii) after the occurrence and during the continuation of an Event of Default in the Collateral Agent's discretion, to do all other acts and execute any instruments consistent with or necessary to carry out this Security Agreement or any other Loan Document; and the Grantor agrees to reimburse the Collateral Agent within ten
(10) Business Days on demand for any reasonable payment made or any expense incurred by the Collateral Agent in connection with any of the foregoing; provided that, this authorization shall not relieve any Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

            (b) All acts of said attorney or designee in accordance with the terms hereof are hereby ratified and approved. The powers conferred on the Collateral Agent, for the benefit of the Collateral Agent and Secured Parties, under this Section 6.2 are solely to protect the Collateral Agent's interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers.

      6.3 PROXY. THE GRANTORS HEREBY IRREVOCABLY CONSTITUTE AND APPOINT THE COLLATERAL AGENT AS THE PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) OF THE GRANTORS WITH RESPECT TO THE PLEDGED COLLATERAL (IMMEDIATELY EFFECTIVE FOLLOWING THE OCCURRENCE OF AN EVENT OF DEFAULT), INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR THE COLLATERAL AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT.

      6.4 NATURE OF APPOINTMENT; LIMITATION OF DUTY. THE APPOINTMENT OF THE COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE COLLATERAL AGENT, NOR ANY SECURED PARTY, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

                                   ARTICLE VII
               COLLECTION AND APPLICATION OF COLLATERAL PROCEEDS;
                                DEPOSIT ACCOUNTS

      7.1 Collection of Receivables.

            (a) On or before the Closing Date, each Grantor shall (a) execute and deliver to the Collateral Agent Deposit Account Control Agreements for each Deposit Account maintained by the Grantors into which all cash, checks or other similar payments relating to or constituting payments made in respect of

Receivables will be deposited (a "Collateral Deposit Account"), which Collateral Deposit Accounts are identified as such on Exhibit B, and (b) establish lock box service (the "Lock Boxes") with the bank(s) set forth in Exhibit B, which lock boxes shall be subject to irrevocable lockbox agreements in the form provided by or otherwise reasonably acceptable to the Agents and shall be accompanied by an acknowledgment by the bank where the Lock Box is located of the Lien of the Collateral Agent granted hereunder and of irrevocable instructions to wire all amounts collected therein to the Collection Account (a "Lock Box Agreement"). After the Closing Date, the Grantors will comply with the terms of Section 7.2.

            (b) Each Grantor shall direct all of its Account Debtors to forward payments directly to Lock Boxes subject to Lock Box Agreements. The Lock Box Agreement shall require all deposits to be swept daily to a Collateral Deposit Account and shall require Collateral Agent's consent to any modification to such Lock Box Agreements. Following the occurrence and during the continuation of an Event of Default or at any time after the Cash Availability Trigger is less than $50,000,000 for any ten (10) consecutive Business Days (each such event, a "Triggering Event"), Collateral Agent shall be permitted to deliver a notice to the depository bank directing them to take all future instructions from Collateral Agent and not the applicable Grantor; provided that, following the waiver of such Event of Default or following the Cash Availability Trigger being greater than $75,000,000 for a period of sixty (60) consecutive days, as applicable, Collateral Agent shall promptly provide notice to such depository bank that it can resume following instructions from the applicable Grantor. If notwithstanding the foregoing instructions, any Grantor receives any proceeds of any Receivables, the Grantor shall receive such payments as the Collateral Agent's trustee, and shall immediately deposit all cash, checks or other similar payments related to or constituting payments made in respect of Receivables received by it to a Collateral Deposit Account. The Collateral Agent shall hold and apply funds received following a Triggering Event from a Collateral Deposit Account as provided by the terms of Section 7.3.

      7.2 Covenant Regarding New Deposit Accounts; Lock Boxes. Before opening or replacing any Collateral Deposit Account, other Deposit Account (other than trust accounts containing trust assets, payroll accounts or petty cash accounts to the extent the aggregate of deposits in all petty cash accounts do not exceed $125,000), or establishing a new Lock Box, the Grantors shall (a) provide notice to the Agents and (b) cause each bank or financial institution in which it seeks to open (i) such Deposit Account, to enter into a Deposit Account Control Agreement with the Collateral Agent in order to give the Collateral Agent Control of such Deposit Account, or (ii) a Lock Box, to enter into a Lock Box Agreement with the Collateral Agent in order to give the Collateral Agent Control of the Lock Box. In the case of Deposit Accounts or Lock Boxes maintained with Secured Parties, the terms of such letter shall be subject to the provisions of the Credit Agreement regarding setoffs.

      7.3 Application of Proceeds; Deficiency. All amounts deposited in the Collection Account shall be deemed received by the Collateral Agent in accordance with Section 2.19 of the Credit Agreement and shall, after having been credited in immediately available funds to the Collection Account, be applied (and allocated) by Collateral Agent in accordance with Section 2.11(b) of the Credit Agreement; provided that, so long as no Triggering Event has occurred and is continuing, collections which are received into the Collection Account shall be deposited into the Borrowers' Funding Account (as defined in the Credit Agreement) rather than being used to reduce amounts owing under the Credit Agreement. Any such proceeds of the Collateral shall be applied in the order set forth in Section 2.19 of the Credit Agreement unless a court of competent jurisdiction shall otherwise direct. The balance, if any, after all of the Secured Obligations have been satisfied, shall be deposited by the Collateral Agent into the Borrowers' general operating account with the Collateral Agent. The Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any reasonable attorneys' fees and other out-of-pocket expenses incurred by Collateral Agent or any Secured Party to collect such deficiency.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

      8.1 Waivers. To the extent permitted by applicable law. the Grantors hereby waive notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the applicable Grantor, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, the Grantors waive all claims, damages, and demands against the Collateral Agent or any Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Collateral Agent or such Secured Party. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Collateral Agent or any Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, the Grantors hereby waive presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

      8.2 Limitation on Collateral Agent's and Secured Parties' Duty with Respect to the Collateral. Except as required by applicable law, the Collateral Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Collateral Agent and each Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Collateral Agent nor any Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or such Secured Party or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, the Grantors acknowledge and agree that it is commercially reasonable for the Collateral Agent (i) to fail to incur expenses deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral,
(iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as any of the Grantors, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral. The Grantors acknowledge that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would be commercially reasonable in the Collateral Agent's exercise of remedies against the

Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to the Grantors or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this
Section 8.2.

      8.3 Compromises and Collection of Collateral. The Grantors and the Collateral Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, the Grantors agree that the Collateral Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Collateral Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Collateral Agent shall be commercially reasonable so long as the Collateral Agent acts in good faith based on information known to it at the time it takes any such action.

      8.4 Secured Party Performance of Debtor Obligations. Without having any obligation to do so, either Agent may perform or pay any obligation which any Grantor agreed to perform or pay in this Security Agreement to the extent Grantors fail to do so and the Grantors shall reimburse such Agent for any amounts paid by such Agent pursuant to this Section 8.4. The Grantors' obligation to reimburse the Collateral Agent pursuant to the preceding sentence shall be a Secured Obligation payable promptly and in any event within ten (10) days after written demand therefor.

      8.5 Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.12, 4.13, 4.14, 4.15, 4.16, 5.3, or 8.7 or in
Article VII will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Collateral Agent or the Secured Parties to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.

      8.6 Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 6.03 of the Credit Agreement and notwithstanding any course of dealing between any Grantor and the Collateral Agent or other conduct of the Collateral Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 6.03 of the Credit Agreement) shall be binding upon the Collateral Agent or the Secured Parties unless such authorization is in writing signed by the Collateral Agent with the consent or at the direction of the Required Secured Parties.

      8.7 No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Collateral Agent or any Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Collateral Agent with the concurrence or at the direction of the Secured Parties required under Section 9.02 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Collateral Agent and the Secured Parties until the Secured Obligations have been paid in full, no Letters of Credit are outstanding and no commitments of the Collateral Agent or the Lenders which would give rise to any Secured Obligations are outstanding.

      8.8 Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in any this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

      8.9 Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      8.10 Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Collateral Agent and the Secured Parties and their respective successors and permitted assigns (including all persons who become bound as a debtor to this Security Agreement), except that the Grantors shall not have the right to assign their rights or delegate their obligations under this Security Agreement or any interest herein, without the prior written consent of the Collateral Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, hereunder.

      8.11 Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

      8.12 Taxes and Expenses. Subject to the terms of the Credit Agreement, any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any. Subject to Section 9.03 of the Credit Agreement, the Grantors shall reimburse the Collateral Agent for any and all reasonable out-of-pocket expenses and charges (including reasonable attorneys', auditors' and accountants' fees) paid or incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral undertaken in accordance with the terms of the Loan Documents). Subject to Section 9.03 of the Credit Agreement, any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

      8.13 Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

      8.14 Termination and Release.

            (a) This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations other than Unliquidated Obligations for which a claim has not yet been asserted, have been paid and performed in full (or with respect to any outstanding Letters of Credit, a cash deposit or Supporting Letter of Credit has been delivered to the Collateral Agent as required by the Credit Agreement) and no commitments of the Collateral Agent or the Lenders which would give rise to any Secured Obligations are outstanding.

            (b) The Pledged Collateral shall be released from the Lien of this Agreement if such Pledged Collateral is disposed of in a disposition permitted pursuant to the Credit Agreement. Upon termination hereof or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, the Collateral Agent shall, upon the request and at the sole cost and expense of the Grantors, assign, transfer and deliver to Grantor, against receipt and without recourse to or warranty by the Collateral Agent except as to the fact that the Collateral Agent has not encumbered the released assets, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

      8.15 Entire Agreement. Except as covered by the Canadian Security Agreement, this Security Agreement embodies the entire agreement and understanding between the Grantors and the Collateral Agent relating to the Collateral and supersedes all prior agreements and understandings between any Grantor and the Collateral Agent relating to the Collateral. To the extent the provisions of this Security Agreement are inconsistent with the provisions of the Canadian Security Agreement, the provisions of this Security Agreement shall govern solely in connection with the security interests granted by the Canadian Borrower or a Canadian Subsidiary with respect to such Canadian Borrower's or Canadian Subsidiaries' assets located in the United States, if any.

      8.16 CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

      8.17 CONSENT TO JURISDICTION. THE GRANTORS HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION THEY MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE COLLATERAL AGENT OR ANY SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

      8.18 WAIVER OF JURY TRIAL. THE GRANTORS, THE COLLATERAL AGENT AND EACH SECURED PARTY HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

      8.19 Indemnity. The Grantors hereby agree to indemnify the Collateral Agent and the Secured Parties, and their respective successors, permitted assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all reasonable expenses of litigation or preparation therefor whether or not the Collateral Agent or any Secured Party is a party thereto) imposed on, incurred by or asserted against the Collateral Agent or the Secured Parties, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Collateral Agent or the Secured Parties or any Grantor, and any claim for Patent, Trademark or Copyright infringement); provided that the Grantors shall not be obligated to indemnify the Collateral Agent or the Secured Parties, or their respective successors, assigns, agents and employees to the extent that such liabilities, damages, penalties, suits, costs, and expenses of any kind and nature resulted from the gross negligence or willful misconduct of the Collateral Agent or the Secured Parties, or their respective successors, assigns, agents and employees.

      8.20 Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Security Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Security Agreement.

      8.21 Amendment and Restatement. This Security Agreement is an amendment and restatement of the Existing Security Agreements. All "Obligations" under the Existing Security Agreements and all Liens securing payment of "Obligations" under the Existing Security Agreements shall in all respects be continuing and this Security Agreement shall not be deemed to evidence or result in a novation or repayment and reborrowing of such "Obligations". This Security Agreement shall supersede the Existing Security Agreements. From and after the Effective Date, this Security Agreement shall govern the terms of the "Obligations" under the Existing Security Agreements. To the extent not replaced by Loan Documents dated as of the date of this Agreement, any "Loan Documents" (as defined in the Existing Security Agreements) executed in connection with the Existing Credit Agreement (other than any such Loan Document that is specifically terminated by the parties thereto) shall continue to be effective, and all references in those prior Loan Documents to the "Security Agreement", "Pledge Agreement" or words of like import shall be deemed to refer to this Security Agreement without further amendment thereof.

      8.22 Pledged ULC Shares. Notwithstanding any provisions to the contrary contained in this Security Agreement or any other document or agreement among all or some of the parties hereto, the Grantor, as indicated, is the sole registered and beneficial owner of all Pledged ULC Shares and will remain so until such time as such Pledged ULC Shares are effectively transferred into the name of the Agent or any other person on the books and records of the Pledged ULC Share Issuer. Accordingly such Grantor shall be entitled to receive and retain for its own account any dividend on or other distribution, if any, in respect of such Pledged ULC Shares (except insofar as such Grantor has granted a security interest in such dividend on or other distribution, and any shares which are collateral shall be delivered to the Agent to hold as collateral hereunder) and shall have the right to vote such collateral and to control the direction, management and policies of Pledged ULC Share Issuer or other issuer of the Pledged ULC Shares to the same extent as the Grantor would if such collateral were not pledged to the Agent pursuant hereto. Nothing in this Security Agreement or any other document or agreement among all or some of the parties hereto is intended to, and nothing in this Security Agreement or any other document or agreement among all or some of the parties hereto shall, constitute the Agent or any person other than the Grantor, a member of any unlimited company for the purposes of the Companies Act (Nova Scotia) until such time as notice is given to the applicable Grantor and further steps are taken thereunder so as to register the Agent or other person as holder of Pledged ULC Shares. To the extent any provision hereof would have the effect of constituting the Agent as a member of the Pledged ULC Share Issuer or other issuer of the Pledged ULC Shares prior to such time, such provision shall be severed therefrom and ineffective with respect to Collateral which are Pledged ULC Shares without otherwise invalidating or rendering unenforceable this Security Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Collateral which are not Pledged ULC Shares. Except upon the exercise of rights to sell or otherwise dispose of the Pledged ULC Shares following the occurrence of an Event of Default hereto, the applicable Grantor shall not cause or permit, or enable any issuer in which it holds Pledged ULC Shares to cause or permit, the Agent to:
(a) be registered as shareholders or members of such issuer; (b) have any notation entered in their favour in the share register of such issuer; (c) be held out as shareholders or members of such issuer; (d) to receive, directly or indirectly, any dividends, property or other distributions from the Pledged ULC Share Issuer or other issuer by reason of the Agent holding a security interest in the Pledged ULC Shares; or (e) to act as a shareholder or member of the Pledged ULC Share Issuer or other issuer of the Pledged ULC Shares, or exercise any rights of a shareholder or member including the right to attend a meeting of the Pledged ULC Share Issuer or other issuer of the Pledged ULC Shares or vote the Pledged ULC Shares.

                                   ARTICLE IX
                                     NOTICES

      9.1 Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent by United States mail, telecopier, personal delivery or nationally established overnight courier service, and shall be deemed received (a) when received, if sent by hand or overnight courier service, or mailed by certified or registered mail notices or (b) when sent, if sent by telecopier (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Grantors at the applicable address set forth on Exhibit A as their principal place of business, and to the Collateral Agent and the Secured Parties at the addresses set forth in accordance with Section 9.01 of the Credit Agreement.

      9.2 Change in Address for Notices. Each of the Grantors, the Collateral Agent and the Secured Parties may change the address for service of notice upon it by a notice in writing to the other parties.

                                    ARTICLE X
                              THE COLLATERAL AGENT

      Bank of America, N.A. has been appointed Collateral Agent for the Secured Parties hereunder pursuant to Article VIII of the Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Collateral Agent hereunder is subject to the terms of the delegation of authority made by the Lenders to the Collateral Agent pursuant to the Credit Agreement, and that the Collateral Agent has agreed to act (and any successor Collateral Agent shall act) as such hereunder only on the express conditions contained in such Article VIII. Any successor Collateral Agent appointed in accordance with Article VIII of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Collateral Agent hereunder.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, each Grantor and the Collateral Agent have executed this Security Agreement as of the date first above written.

                                           DURA AUTOMOTIVE SYSTEMS, INC.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

              [Signature Page to Pledge and Security Agreement]

                                           DURA OPERATING CORP.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

             [Signature Page to Pledge and Security Agreement]

                                          DURA AUTOMOTIVE SYSTEMS (CANADA), LTD.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                           DURA AUTOMOTIVE CANADA ULC

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           DURA ONTARIO INC.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           DURA CANADA LP

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           TRIDENT AUTOMOTIVE LIMITED

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           TRIDENT AUTOMOTIVE CANADA CO.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           DURA HOLDINGS ULC

                                           By: /s/ Keith Marchiando
                                               ----------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                           DURA HOLDINGS CANADA LP

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                           DURA OPERATING CANADA LP

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                           AUTOMOTIVE AVIATION PARTNERS, LLC

                                           By: DuraAircraft Operating Company,
                                               LLC, its managing member

                                           By: Dura Operating Corp.
                                               Its: Sole Member

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                           ADWEST ELECTRONICS, INC.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                           ATWOOD AUTOMOTIVE, INC.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                           DURA CABLES NORTH LLC

                                           By: Atwood Automotive, Inc.
                                           Its: Sole Member

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                           DURA CABLES SOUTH LLC

                                           By: Atwood Automotive, Inc.
                                           Its: Sole Member

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                           DURA G.P.

                                           By: Dura Operating Corp
                                           Its: Managing General Partner

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           DURA SPICEBRIGHT, INC.

                                           as a Loan Guarantor

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                           MARK I MOLDED PLASTICS OF TENNESSEE,
                                           INC.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                           DURA GLOBAL TECHNOLOGIES, INC.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           DURA AUTOMOTIVE SYSTEMS OF INDIANA,
                                           INC.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           DURA AIRCRAFT OPERATING COMPANY,
                                           LLC.

                                           By: Dura Operating Corp.
                                           Its: Sole Member

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           DURA BRAKE SYSTEMS, L.L.C.
                                           By: Dura Operating Corp.
                                           Its: Sole Member

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           DURA SHIFTER L.L.C.
                                           By: Dora Operating Corp.
                                           Its: Sole Member

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           DURA SERVICES L.L.C.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title: Manager

                [Signature Page to Pledge and Security Agreement]

                                           DURA MANCELONA L.L.C.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title: Manager

                [Signature Page to Pledge and Security Agreement]

                                           DURA FREMONT L.L.C.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title: Manager

               [Signature Page to Pledge and Security Agreement]

                                           DURA GLADWIN L.L.C.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title: Manager

               [Signature Page to Pledge and Security Agreement]

                                           DURA AUTOMOTIVE SYSTEMS CABLE
                                           OPERATIONS, INC.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           UNIVERSAL TOOL & STAMPING COMPANY,
                                           INC.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           TRIDENT AUTOMOTIVE, L.P.

                                           By: Trident Automotive Ltd.
                                           Its: General Partner

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                           TRIDENT AUTOMOTIVE, L.L.C.

                                           By: Trident Automotive Canada Co.
                                           Its: Managing Member

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                           ATWOOD MOBILE PRODUCTS, INC.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                           CREATION GROUP HOLDINGS, INC.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                           KEMBERLY, INC.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           CREATION GROUP, INC.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           CREATION GROUP TRANSPORTATION, INC.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                           KEMBERLY, LLC

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           SPEC-TEMP, INC.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           CREATION WINDOWS, INC.

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

                [Signature Page to Pledge and Security Agreement]

                                           CREATION WINDOWS, LLC

                                           By: /s/ Keith Marchiando
                                               ---------------------------------
                                               Name:
                                               Title:

               [Signature Page to Pledge and Security Agreement]

                                      BANK OF AMERICA, N.A., as Collateral Agent

                                      By: /s/ Brian Conok
                                          ---------------------------------
                                          Name: Brian Conok
                                          Title: Senior Vice President

                [Signature Page to Pledge and Security Agreement]